UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34186	03-0491827
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW Suite 300E Washington, DC	20037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 734-3400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 25, 2013, Vanda Pharmaceuticals Inc. issued a press release regarding its recent pre-NDA meeting with the U.S. Food and Drug Administration. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Vanda Pharmaceuticals Inc. dated March 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.

By:	/s/ JAMES P. KELLY
	Name:	James P. Kelly
	Title:	Senior Vice President, Chief Financial Officer, Secretary, and Treasurer

Dated: March 25, 2013